OTHER ACCOUNTS RECEIVABLES AND PREPAID EXPENSES (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
OTHER ACCOUNTS RECEIVABLES AND PREPAID EXPENSES [Abstract]
Prepaid expenses	$ 322	$ 258
Government authorities	47	61
Security deposits	65	65
Royalty-bearing grants	128	$ 93
Amounts due from Patent License Agreement (Note 2k)	1,600
Other	30	$ 6
Other accounts receivable and prepaid expenses, total	$ 2,192	$ 483